EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS FOURTH QUARTER AND YEAR END
2019 RESULTS
Actual RevPAR Increased 3.1% for all Hotels in the Fourth Quarter
Actual RevPAR Increased 2.9% for all Hotels for the Full Year
Comparable RevPAR Increased 1.2% for all Hotels Not Under Renovation in the Fourth Quarter
Net Loss Attributable to Common Stockholders was $38.8 Million in the Fourth Quarter
Adjusted Funds From Operations Per Share Increased 22% in the Fourth Quarter
Completed Sale and Distribution of Ashford Inc. Shares
Entered into New Franchise Agreement for the Hilton Alexandria Old Town
Announced Plan to Convert the Crowne Plaza La Concha Key West to Marriott’s Autograph Collection
Announced Sale of Springhill Suites Jacksonville for $11.2 Million
Announced the Sale of Parking Lot Adjacent to the Hilton St. Petersburg for $17.5 Million

DALLAS - February 25, 2020 - Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the fourth quarter and full year ended December 31, 2019. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of December 31, 2019 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter ended December 31, 2019 with the fourth quarter ended December 31, 2018 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Invests predominantly in upper upscale, full-service hotels

•	Targets moderate leverage levels to enhance equity returns

•	Highly-aligned management team and advisory structure

•	Targets cash and cash equivalents at a level of 25 - 35% of total equity market capitalization for the purposes of:

▪	working capital needs at property and corporate levels;

▪	providing a hedge in the event of uncertain economic times; and

▪	being prepared to pursue accretive investments or stock buybacks as those opportunities arise

AHT Reports Fourth Quarter Results

February 25, 2020

FINANCIAL AND OPERATING HIGHLIGHTS

•
Net loss attributable to common stockholders was $38.8 million or $0.39 per diluted share for the quarter. For the full year of 2019, net loss attributable to common stockholders was $156.2 million or $1.58 per diluted share.

•	Comparable RevPAR for all hotels increased 0.7% to $119.04 during the quarter.

•	Comparable RevPAR for all hotels not under renovation increased 1.2% to $118.97 during the quarter.

•	Comparable Total RevPAR for all hotels increased 1.3% during the quarter.

•	Adjusted EBITDAre was $89.1 million for the quarter. Adjusted EBITDAre for the full year of 2019 was $425.0 million.

•	Adjusted funds from operations (AFFO) was $0.22 per diluted share for the quarter, an increase of 22% over the prior-year quarter. For the full year of 2019, AFFO per diluted share was $1.22.

•
During the quarter, the Company sold 393,077 shares of Ashford Inc. (NYSE American: AINC) (“Ashford”) common stock to Ashford for proceeds of approximately $11.8 million. Additionally, during the quarter, the Company distributed its remaining 205,086 shares of Ashford common stock on a pro-rata basis to its common shareholders and unitholders.

•
During the quarter, the Company entered into a new franchise agreement for the Hilton Alexandria Old Town in Alexandria, Virginia that transitioned the hotel from being Hilton-managed to being managed by Remington Hotels.

•
During the quarter, the Company entered into a new franchise agreement with Marriott International to convert the Crowne Plaza La Concha Key West Hotel in Key West, Florida to an Autograph Collection property.

•	During the quarter, the Company announced it had sold the parking lot adjacent to the Hilton St. Petersburg Bayfront Hotel in St. Petersburg, Florida for $17.5 million to be paid over time.

•	During the quarter, the Company announced the sale of the 102-room SpringHill Suites Jacksonville in Jacksonville, Florida for $11.2 million ($109,000 per key).

•	During the quarter, the Company amended and extended its mortgage loan for the 140-room Hotel Indigo Atlanta in Atlanta, Georgia.

•	Subsequent to quarter end, the Company refinanced its mortgage loan for the 226-room Le Pavillon Hotel in New Orleans, Louisiana.

•	Capex invested during the quarter was $37.5 million, bringing the total capex invested for the full year to $159.2 million.

CONVERSION OF THE HILTON ALEXANDRIA TO A FRANCHISED PROPERTY
On October 3, 2019, the Company announced that it entered into a new franchise agreement for the 252-room Hilton Alexandria Old Town in Alexandria, Virginia that it acquired in June 2018. Under the new franchise agreement, the hotel transitioned from being Hilton-managed to being managed by Remington Hotels. The management conversion was effective on October 1, 2019 and did not require a Property Improvement Plan (“PIP”).

CONVERSION OF CROWNE PLAZA KEY WEST TO AUTOGRAPH COLLECTION
On October 3, 2019, the Company announced it entered into a new franchise agreement with Marriott International (“Marriott”) to convert the Crowne Plaza La Concha Key West Hotel in Key West, Florida to an Autograph Collection property. The 160-room hotel is ideally located on Duval Street in the heart of Old Town Key West within walking distance of major attractions, shopping, entertainment, and nightlife.

The agreement with Marriott calls for the hotel to be converted to an Autograph Collection property by July 1, 2022, pursuant to a conversion PIP that is currently estimated to be $13.7 million, approximately $7.8

AHT Reports Fourth Quarter Results

February 25, 2020

million of which is incremental. The PIP includes updates to the exterior, guestrooms, guest bathrooms, corridors, lobby, restaurant, lounge, pool, and meeting space. The conversion will create a distinctive style for the hotel that is commensurate with the upper upscale/luxury Autograph product. Post-conversion, Remington Hotels will continue to manage the property. The Company believes that post-conversion, the new Autograph property should realize a RevPAR premium to the current hotel and that its incremental investment should yield an approximate 19% unlevered internal rate of return.

SALE OF PARKING LOT AT HILTON ST. PETERSBURG
On October 15, 2019, the Company announced the sale of a 1.65-acre (72,068 square foot) parking lot adjacent to the Hilton St. Petersburg Bayfront Hotel in St. Petersburg, Florida for total consideration of $17.5 million to be paid over time. The lot was sold to a Florida-based company and will be developed into a 35-story condominium tower and parking garage. As part of the agreement, following project completion, the Company will have ownership rights to 205 covered parking spaces in the new parking garage for use by Hilton St. Petersburg Bayfront guests. The first payment tranche resulted in approximately $8.0 million of debt paydown.

SALE OF SPRINGHILL SHITES JACKSONVILLE
On December 4, 2019, the Company announced the sale of the 102-room SpringHill Suites Jacksonville in Jacksonville, Florida for $11.2 million ($109,000 per key). The sales price, inclusive of buyer’s estimated capex of $2.5 million, represents a trailing twelve-month cap rate of 5.9% on net operating income and a 14.3x Hotel EBITDA multiple as of October 31, 2019.

CAPITAL STRUCTURE
At December 31, 2019, the Company had total mortgage loans of $4.1 billion with a blended average interest rate of 5.1% and a weighted average maturity of 4.8 years assuming full extension of the loans.

On October 2, 2019, the Company announced a stock purchase agreement with Ashford under which Ashford purchased 393,077 shares of its common stock for $30 per share, resulting in total proceeds of approximately $11.8 million to the Company. The purchase price reflected a premium of approximately 20% based on the closing price of Ashford common stock on October 1, 2019. Due to the parameters of the private letter ruling from the Internal Revenue Service received by the Company, Ashford was only able to acquire the shares held by the Company’s taxable REIT subsidiaries. Additionally, on November 5, 2019, the Company distributed its remaining 205,086 shares of Ashford common stock to its common shareholders and unitholders through a pro-rata, taxable dividend.

During the quarter, the Company amended and extended its mortgage loan for the 140-room Hotel Indigo Atlanta in Atlanta, Georgia, which had an existing outstanding balance of $16.0 million, a floating interest rate of LIBOR + 2.90%, and a final maturity date in May 2022. The amended, non-recourse loan totals $16.1 million and has a three-year initial term with two one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only for the initial term with 1% annual amortization payments during the extension periods. The loan provides for a floating interest rate of LIBOR + 2.25%.

Subsequent to quarter end, the Company refinanced its mortgage loan for the 226-room Le Pavillon Hotel in New Orleans, Louisiana, which had an existing outstanding balance of approximately $43.8 million, a floating interest rate of LIBOR + 5.10%, and a final maturity date in June 2020. The new, non-recourse loan totals $37 million and has a three-year initial term with two one-year extension options, subject to the satisfaction of certain conditions. The loan provides for a floating interest rate of LIBOR + 3.40%.

AHT Reports Fourth Quarter Results

February 25, 2020

PORTFOLIO REVPAR
As of December 31, 2019, the portfolio consisted of 117 hotels. During the fourth quarter of 2019, 113 of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 117 hotels), and comparable not under renovation basis (113 hotels), is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR increased 0.7 % to $119.04 for all hotels on a 0.9% increase in ADR and a 0.1% decrease in occupancy.

•	Comparable RevPAR increased 1.2% to $118.97 for all hotels not under renovation on a 1.0% increase in ADR and a 0.1% increase in occupancy.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the 117 hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On December 5, 2019, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.06 per diluted share for the Company’s common stock for the fourth quarter ending December 31, 2019, payable on January 15, 2020, to shareholders of record as of December 31, 2019.

“During 2019, we continued to benefit from the operational and financial advantages of our high-quality, well-diversified portfolio of hotels,” commented Douglas A. Kessler, Ashford Trust’s President and Chief Executive Officer. “We remain focused on maximizing the value of our assets and continue to pursue proactive, value-added initiatives that we believe will enhance shareholder returns. Consistent with our strategy, during the quarter, we announced the planned conversion of the Hilton Alexandria to a franchised property and the upbranding of the Crowne Plaza La Concha Key West Hotel to an Autograph Collection property. Both transactions are excellent examples of how we unlock embedded value in our portfolio. Additionally, disciplined capital recycling remains an important component of our strategy. In the quarter, we sold the SpringHill Suites Jacksonville at a very attractive cap rate compared to our current market valuation and also completed a strategic land parcel sale that allowed us to lower our leverage while simultaneously improve the parking facilities at the Hilton St. Petersburg Bayfront Hotel. Looking ahead, we are committed to optimizing the performance of our portfolio and pursuing value-added initiatives that we believe will enhance returns for our shareholders.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, February 26, 2020, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Wednesday, March 4, 2020, by dialing (412) 317-6671 and entering the confirmation number, 13697610.

AHT Reports Fourth Quarter Results

February 25, 2020

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2019 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Wednesday, February 26, 2020, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements in this press release may include, among others, statements about the Company’s strategy and future plans. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general conditions of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	December 31, 2019	December 31, 2018
ASSETS
Investments in hotel properties, net	$4,108,443	$4,105,219
Cash and cash equivalents	262,636	319,210
Restricted cash	135,571	120,602
Marketable securities	14,591	21,816
Accounts receivable, net of allowance of $698 and $485, respectively	39,638	37,060
Inventories	4,346	4,224
Notes receivable	7,709	—
Investment in Ashford Inc.	—	1,896
Investment in OpenKey	2,829	2,593
Deferred costs, net	2,897	3,449
Prepaid expenses	21,886	19,982
Derivative assets, net	1,691	2,396
Operating lease right-of-use assets	49,995	—
Other assets	17,932	15,923
Intangible assets, net	797	9,824
Due from related parties, net	3,019	—
Due from third-party hotel managers	17,368	21,760
Total assets	$4,691,348	$4,685,954

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$4,106,518	$3,927,266
Accounts payable and accrued expenses	134,341	136,757
Dividends and distributions payable	20,849	26,794
Due to Ashford Inc., net	6,570	23,034
Due to related parties, net	—	1,477
Due to third-party hotel managers	2,509	2,529
Intangible liabilities, net	2,337	15,483
Operating lease liabilities	53,270	—
Derivative liabilities, net	42	50
Other liabilities	25,776	18,716
Total liabilities	4,352,212	4,152,106

Redeemable noncontrolling interests in operating partnership	69,870	80,743
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock 2,389,393 shares issued and outstanding at December 31, 2019 and 2018	24	24
Series F Cumulative Preferred Stock 4,800,000 shares issued and outstanding at December 31, 2019 and 2018	48	48
Series G Cumulative Preferred Stock 6,200,000 shares issued and outstanding at December 31, 2019 and 2018	62	62
Series H Cumulative Preferred Stock 3,800,000 shares issued and outstanding at December 31, 2019 and 2018	38	38
Series I Cumulative Preferred Stock 5,400,000 shares issued and outstanding at December 31, 2019 and 2018	54	54
Common stock, $0.01 par value, 400,000,000 shares authorized, 102,103,602 and 101,035,530 shares issued and outstanding at December 31, 2019 and 2018, respectively	1,021	1,010
Additional paid-in capital	1,825,553	1,814,273
Accumulated deficit	(1,558,038)	(1,363,020)
Total shareholders' equity of the Company	268,762	452,489
Noncontrolling interests in consolidated entities	504	616
Total equity	269,266	453,105
Total liabilities and equity	$4,691,348	$4,685,954

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
REVENUE
Rooms	$274,650	$266,597	$1,184,987	$1,134,687
Food and beverage	61,820	59,442	243,917	224,311
Other	17,223	16,424	69,653	67,782
Total hotel revenue	353,693	342,463	1,498,557	1,426,780
Other	963	1,025	4,202	4,009
Total revenue	354,656	343,488	1,502,759	1,430,789
EXPENSES
Hotel operating expenses
Rooms	63,186	60,642	258,446	248,139
Food and beverage	42,411	40,632	167,945	156,902
Other expenses	115,308	109,834	472,437	442,463
Management fees	12,681	12,772	53,846	53,078
Total hotel operating expenses	233,586	223,880	952,674	900,582
Property taxes, insurance and other	19,979	18,992	84,110	78,355
Depreciation and amortization	66,408	65,922	269,003	258,458
Impairment charges	27,095	21,739	33,628	23,391
Transaction costs	—	—	2	11
Advisory services fee:
Base advisory fee	8,969	8,882	36,269	35,526
Reimbursable expenses	1,537	2,574	9,300	8,351
Non-cash stock/unit-based compensation	4,577	4,705	18,063	25,245
Corporate, general and administrative:
Non-cash stock/unit-based compensation	82	—	886	536
Other general and administrative	3,097	2,481	10,221	10,395
Total operating expenses	365,330	349,175	1,414,156	1,340,850
Gain (loss) on sale of assets and hotel properties	23,203	81	26,126	475
OPERATING INCOME (LOSS)	12,529	(5,606)	114,729	90,414
Equity in earnings (loss) of unconsolidated entities	(99)	(25)	(2,307)	867
Interest income	665	1,173	3,067	3,952
Other income (expense), net	11,472	(16)	10,490	64
Interest expense, net of premium amortization	(54,478)	(56,281)	(232,457)	(215,344)
Amortization of loan costs	(7,014)	(6,825)	(29,544)	(21,442)
Write-off of premiums, loan costs and exit fees	(263)	469	(2,841)	(8,847)
Unrealized gain (loss) on marketable securities	175	(255)	1,896	(1,013)
Unrealized gain (loss) on derivatives	(440)	1,494	(4,494)	(2,178)
INCOME (LOSS) BEFORE INCOME TAXES	(37,453)	(65,872)	(141,461)	(153,527)
Income tax benefit (expense)	1,834	(176)	(1,218)	(2,782)
NET INCOME (LOSS)	(35,619)	(66,048)	(142,679)	(156,309)
(Income) loss from consolidated entities attributable to noncontrolling interest	110	22	112	30
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	7,350	11,226	28,932	29,313
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(28,159)	(54,800)	(113,635)	(126,966)
Preferred dividends	(10,644)	(10,644)	(42,577)	(42,577)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(38,803)	$(65,444)	$(156,212)	$(169,543)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.39)	$(0.66)	$(1.58)	$(1.75)
Weighted average common shares outstanding – basic	99,968	99,324	99,837	97,282
Diluted:
Net income (loss) attributable to common stockholders	$(0.39)	$(0.66)	$(1.58)	$(1.75)
Weighted average common shares outstanding – diluted	99,968	99,324	99,837	97,282
Dividends declared per common share:	$0.06	$0.12	$0.30	$0.48

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Net income (loss)	$(35,619)	$(66,048)	$(142,679)	$(156,309)
Interest expense and amortization of premiums and loan costs, net	61,492	63,106	262,001	236,786
Depreciation and amortization	66,408	65,922	269,003	258,458
Income tax expense (benefit)	(1,834)	176	1,218	2,782
Equity in (earnings) loss of unconsolidated entities	99	25	2,307	(867)
Company's portion of EBITDA of Ashford Inc.	(26)	2,486	4,336	3,445
Company's portion of EBITDA of OpenKey	(95)	(153)	(403)	(572)
EBITDA	90,425	65,514	395,783	343,723
Impairment charges on real estate	27,095	21,739	33,628	23,391
(Gain) loss on sale of assets and hotel properties	(23,203)	(81)	(26,126)	(475)
EBITDAre	94,317	87,172	403,285	366,639
Amortization of unfavorable contract liabilities	16	(38)	176	(155)
Uninsured hurricane related costs	—	(20)	—	(291)
(Gain) loss on insurance settlements	(407)	(928)	(450)	(928)
Write-off of premiums, loan costs and exit fees	263	(469)	2,841	8,847
Other (income) expense, net	(11,392)	194	(10,219)	539
Transaction and conversion costs	1,268	267	2,329	863
Legal, advisory and settlement costs	(406)	156	1,660	1,084
Unrealized (gain) loss on marketable securities	(175)	255	(1,896)	1,013
Unrealized (gain) loss on derivatives	440	(1,494)	4,494	2,178
Dead deal costs	28	236	78	291
Non-cash stock/unit-based compensation	4,854	4,993	19,717	26,939
Company's portion of adjustments to EBITDAre of Ashford Inc.	262	(495)	2,941	4,479
Company's portion of adjustments to EBITDAre of OpenKey	6	16	49	17
Adjusted EBITDAre	$89,074	$89,845	$425,005	$411,515
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Net income (loss)	$(35,619)	$(66,048)	$(142,679)	$(156,309)
(Income) loss from consolidated entities attributable to noncontrolling interest	110	22	112	30
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	7,350	11,226	28,932	29,313
Preferred dividends	(10,644)	(10,644)	(42,577)	(42,577)
Net income (loss) attributable to common stockholders	(38,803)	(65,444)	(156,212)	(169,543)
Depreciation and amortization on real estate	66,354	65,864	268,778	258,227
(Gain) loss on sale of assets and hotel properties	(23,203)	(81)	(26,126)	(475)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(7,350)	(11,226)	(28,932)	(29,313)
Equity in (earnings) loss of unconsolidated entities	99	25	2,307	(867)
Impairment charges on real estate	27,095	21,739	33,628	23,391
Company's portion of FFO of Ashford Inc.	(440)	134	(4,030)	1,524
Company's portion of FFO of OpenKey	(99)	(155)	(396)	(581)
FFO available to common stockholders and OP unitholders	23,653	10,856	89,017	82,363
Write-off of premiums, loan costs and exit fees	263	(469)	2,841	8,847
(Gain) loss on insurance settlements	(407)	(928)	(450)	(928)
Uninsured hurricane related costs	—	(20)	—	(291)
Other (income) expense, net	(11,392)	194	(10,219)	539
Transaction and conversion costs	1,268	267	2,329	863
Legal, advisory and settlement costs	(406)	156	1,660	1,084
Unrealized (gain) loss on marketable securities	(175)	255	(1,896)	1,013
Unrealized (gain) loss on derivatives	440	(1,494)	4,494	2,178
Dead deal costs	28	236	78	291
Non-cash stock/unit-based compensation	4,854	4,993	19,717	26,939
Amortization of loan costs	7,012	6,823	29,537	21,435
Company's portion of adjustments to FFO of Ashford Inc.	557	199	8,319	907
Company's portion of adjustments to FFO of OpenKey	9	17	55	21
Adjusted FFO available to common stockholders and OP unitholders	$25,704	$21,085	$145,482	$145,261
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.22	$0.18	$1.22	$1.26
Weighted average diluted shares	119,340	116,786	119,062	115,466

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
DECEMBER 31, 2019
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (7)	Comparable TTM EBITDA Debt Yield
JPMorgan Chase - 8 hotels	February 2020	LIBOR + 2.92%	$—	$395,000	(1)	$395,000	$40,665	10.3%
BAML Highland Pool - 19 hotels	April 2020	LIBOR + 3.20%	—	907,030	(1)	907,030	105,297	11.6%
BAML Le Pavillon - 1 hotel	June 2020	LIBOR + 5.10%	—	43,750	(3)	43,750	2,742	6.3%
KEYS Pool A - 7 hotels	June 2020	LIBOR + 3.65%	—	180,720	(1)	180,720	20,886	11.6%
KEYS Pool B - 7 hotels	June 2020	LIBOR + 3.39%	—	174,400	(1)	174,400	20,840	11.9%
KEYS Pool C - 5 hotels	June 2020	LIBOR + 3.73%	—	221,040	(1)	221,040	20,481	9.3%
KEYS Pool D - 5 hotels	June 2020	LIBOR + 4.02%	—	262,640	(1)	262,640	27,719	10.6%
KEYS Pool E - 5 hotels	June 2020	LIBOR + 2.73%	—	160,000	(1)	160,000	24,361	15.2%
KEYS Pool F - 5 hotels	June 2020	LIBOR + 3.68%	—	215,120	(1)	215,120	24,138	11.2%
Morgan Stanley Ann Arbor - 1 hotel	July 2020	LIBOR + 4.40%	—	35,200	(4)	35,200	3,199	9.1%
Morgan Stanley - 8 hotels	July 2020	LIBOR + 4.33%	—	144,000	(4)	144,000	10,635	7.4%
GACC Gateway - 1 hotel	November 2020	6.26%	91,542	—		91,542	13,164	14.4%
JPMorgan Chase La Posada - 1 hotel	November 2020	LIBOR + 2.55%	—	25,000	(5)	25,000	4,143	16.6%
Morgan Stanley Pool - 17 hotels	November 2020	LIBOR + 3.00%	—	419,000	(6)	419,000	48,565	11.6%
BAML Princeton/Nashville - 2 hotels	March 2021	LIBOR + 2.75%	—	240,000	(1)	240,000	35,394	14.7%
SPT Embassy Suites New York Manhattan Times Square - 1 hotel	February 2022	LIBOR + 3.90%	—	145,000	(2)	145,000	8,609	5.9%
Prudential Boston Back Bay - 1 hotel	November 2022	LIBOR + 2.00%	—	97,000		97,000	14,822	15.3%
BAML Indigo Atlanta - 1 hotel	December 2022	LIBOR + 2.25%	—	16,100	(2)	16,100	2,660	15.7%
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	51,843	—		51,843	4,843	9.3%
Aareal Hilton Alexandria - 1 hotel	June 2023	LIBOR + 2.45%	—	73,450		73,450	7,853	10.7%
GACC Manchester RI - 1 hotel	January 2024	5.49%	6,759	—		6,759	1,152	17.0%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	9,865	—		9,865	1,944	19.7%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,292	—		6,292	1,060	16.8%
Southside Bank Ashton - 1 hotel	June 2024	LIBOR + 2.00%	—	8,881		8,881	900	10.1%
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	64,207	—		64,207	6,807	10.6%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	11,845	—		11,845	1,373	11.6%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	23,683	—		23,683	2,844	12.0%
BAML Pool 5 - 2 hotels	February 2025	4.45%	19,438	—		19,438	2,409	12.4%
BAML Pool 3 - 3 hotels	February 2025	4.45%	50,279	—		50,279	8,937	17.8%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	4.66%	24,919	—		24,919	2,342	9.4%
Unencumbered hotels			—	—		—	951	N/A
Total			$360,672	$3,763,331		$4,124,003	$471,735	11.4%
Percentage			8.7%	91.3%		100.0%
Weighted average interest rate			5.30%	5.06%		5.08%
All indebtedness is non-recourse.

(1)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions.

(2)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

(3)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in June 2019.

(4)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in July 2019.

(5)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions.

(6)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in November 2019.

(7)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
DECEMBER 31, 2019
(dollars in thousands)
(unaudited)

	2020	2021	2022	2023	2024	Thereafter	Total
BAML Le Pavillon - 1 hotel	$43,750	$—	$—	$—	$—	$—	$43,750
Morgan Stanley - 8 hotels	144,000	—	—	—	—	—	144,000
Morgan Stanley Ann Arbor - 1 hotel	35,200	—	—	—	—	—	35,200
GACC Gateway - 1 hotel	89,886	—	—	—	—	—	89,886
Prudential Boston Back Bay - 1 hotel	—	—	97,000	—	—	—	97,000
Deutsche Bank W Minneapolis - 1 hotel	—	—	—	48,182	—	—	48,182
Aareal Hilton Alexandria - 1 hotel	—	—	—	73,450	—	—	73,450
JPMorgan Chase La Posada - 1 hotel	—	—	—	25,000	—	—	25,000
GACC Jacksonville RI - 1 hotel	—	—	—	—	9,036	—	9,036
GACC Manchester RI - 1 hotel	—	—	—	—	6,191	—	6,191
SPT Embassy Suites New York Manhattan Times Square - 1 hotel	—	—	—	—	145,000	—	145,000
Key Bank Manchester CY - 1 hotel	—	—	—	—	5,671	—	5,671
Southside Bank Ashton - 1 hotel	—	—	—	—	8,881	—	8,881
Morgan Stanley Pool C1 - 3 hotels	—	—	—	—	58,612	—	58,612
Morgan Stanley Pool C2 - 2 hotels	—	—	—	—	10,755	—	10,755
Morgan Stanley Pool C3 - 3 hotels	—	—	—	—	21,522	—	21,522
Morgan Stanley Pool - 17 hotels	—	—	—	—	419,000	—	419,000
BAML Indigo Atlanta - 1 hotel	—	—	—	—	15,781	—	15,781
JPMorgan Chase - 8 hotels	—	—	—	—	—	395,000	395,000
BAML Pool 3 - 3 hotels	—	—	—	—	—	44,413	44,413
BAML Pool 5 - 2 hotels	—	—	—	—	—	17,073	17,073
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	—	—	—	—	22,030	22,030
BAML Highland Pool - 19 hotels	—	—	—	—	—	907,030	907,030
KEYS Pool A - 7 hotels	—	—	—	—	—	180,720	180,720
KEYS Pool B - 7 hotels	—	—	—	—	—	174,400	174,400
KEYS Pool C - 5 hotels	—	—	—	—	—	221,040	221,040
KEYS Pool D - 5 hotels	—	—	—	—	—	262,640	262,640
KEYS Pool E - 5 hotels	—	—	—	—	—	160,000	160,000
KEYS Pool F - 5 hotels	—	—	—	—	—	215,120	215,120
BAML Princeton/Nashville - 2 hotels	—	—	—	—	—	240,000	240,000
Principal due in future periods	312,836	—	97,000	146,632	700,449	2,839,466	4,096,383
Scheduled amortization payments remaining	6,614	5,485	5,767	5,402	4,250	102	27,620
Total indebtedness	$319,450	$5,485	$102,767	$152,034	$704,699	$2,839,568	$4,124,003

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$273,660	$(499)	$273,161	$265,654	$5,529	$271,183	3.01%	0.73%
RevPAR	$118.92	$(77.53)	$119.04	$115.34	$(614.56)	$118.20	3.11%	0.71%
Occupancy	73.16%	(73.03)%	73.16%	72.88%	(23.44)%	73.26%	0.38%	(0.14)%
ADR	$162.55	$(106.16)	$162.71	$158.25	$2,622.02	$161.34	2.72%	0.85%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$1,180,922	$(13,245)	$1,167,677	$1,130,258	$20,124	$1,150,382	4.48%	1.50%
RevPAR	$127.84	$(98.74)	$128.26	$124.19	$(5,052.74)	$126.45	2.94%	1.43%
Occupancy	76.35%	(77.74)%	76.33%	76.40%	(292.39)%	76.56%	(0.07)%	(0.30)%
ADR	$167.44	$(127.01)	$168.04	$162.55	$1,728.07	$165.17	3.01%	1.74%
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$261,518	$(499)	$261,019	$252,448	$5,529	$257,977	3.59%	1.18%
RevPAR	$118.85	$(77.53)	$118.97	$114.62	$(614.56)	$117.61	3.69%	1.16%
Occupancy	73.42%	(73.03)%	73.42%	72.92%	(23.44)%	73.32%	0.69%	0.14%
ADR	$161.88	$(106.16)	$162.04	$157.17	$2,622.02	$160.40	2.99%	1.02%

ALL HOTELS NOT UNDER RENOVATION:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$1,128,899	$(13,245)	$1,115,654	$1,074,592	$20,124	$1,094,716	5.05%	1.91%
RevPAR	$127.73	$(98.74)	$128.18	$123.49	$(5,052.74)	$125.86	3.43%	1.84%
Occupancy	76.61%	(77.74)%	76.59%	76.48%	(292.39)%	76.65%	0.17%	(0.08)%
ADR	$166.73	$(127.01)	$167.35	$161.47	$1,728.07	$164.21	3.26%	1.91%
NOTES:

(1)
The above comparable information assumes the 113 hotel properties owned and included in the Company’s operations at December 31, 2019, and not under renovation during the three months ended December 31, 2019, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	Excluded Hotels Under Renovation:
Hilton Fort Worth, Marriott Bridgewater, Marriott RTP, W Minneapolis Hotel - The Foshay

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2019	2018	% Variance	2019	2018	% Variance
Total hotel revenue	$352,335	$341,229	3.25%	$1,493,057	$1,421,032	5.07%
Non-comparable adjustments	(541)	5,981		(15,923)	26,375
Comparable total hotel revenue	$351,794	$347,210	1.32%	$1,477,134	$1,447,407	2.05%

Hotel EBITDA	$103,346	$102,549	0.78%	$476,378	$459,344	3.71%
Non-comparable adjustments	(140)	2,963		(4,643)	10,035
Comparable hotel EBITDA	$103,206	$105,512	(2.19)%	$471,735	$469,379	0.50%
Hotel EBITDA margin	29.33%	30.05%	(0.72)%	31.91%	32.32%	(0.41)%
Comparable hotel EBITDA margin	29.34%	30.39%	(1.05)%	31.94%	32.43%	(0.49)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$69	$63	9.52%	$332	$321	3.43%
Hotel EBITDA attributable to the Company and OP unitholders	$103,277	$102,486	0.77%	$476,046	$459,023	3.71%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$103,137	$105,449	(2.19)%	$471,403	$469,058	0.50%
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Year Ended
	December 31,			December 31,
	2019	2018	% Variance	2019	2018	% Variance
Total hotel revenue	$335,340	$322,219	4.07%	$1,420,298	$1,342,827	5.77%
Non-comparable adjustments	(541)	5,981		(15,923)	26,375
Comparable total hotel revenue	$334,799	$328,200	2.01%	$1,404,375	$1,369,202	2.57%

Hotel EBITDA	$98,158	$96,376	1.85%	$452,752	$432,594	4.66%
Non-comparable adjustments	(140)	2,948		(4,643)	9,974
Comparable hotel EBITDA	$98,018	$99,324	(1.31)%	$448,109	$442,568	1.25%
Hotel EBITDA margin	29.27%	29.91%	(0.64)%	31.88%	32.22%	(0.34)%
Comparable hotel EBITDA margin	29.28%	30.26%	(0.98)%	31.91%	32.32%	(0.41)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$69	$63	9.52%	$332	$321	3.43%
Hotel EBITDA attributable to the Company and OP unitholders	$98,089	$96,313	1.84%	$452,420	$432,273	4.66%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$97,949	$99,261	(1.32)%	$447,777	$442,247	1.25%
NOTES:

(1)
The above comparable information assumes the 113 hotel properties owned and included in the Company’s operations at December 31, 2019, and not under renovation during the three months ended December 31, 2019, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(5)	Excluded Hotels Under Renovation:
Hilton Fort Worth, Marriott Bridgewater, Marriott RTP, W Minneapolis Hotel - The Foshay

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019	2019	2019	2019	2019	2019	2019	2019	2019	2019
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total hotel revenue	$352,335	$(541)	$351,794	$371,999	$(3,272)	$368,727	$412,671	$(7,109)	$405,562	$356,052	$(5,001)	$351,051
Hotel EBITDA	$103,346	$(140)	$103,206	$115,796	$(754)	$115,042	$145,327	$(1,866)	$143,461	$111,909	$(1,883)	$110,026
Hotel EBITDA margin	29.33%		29.34%	31.13%		31.20%	35.22%		35.37%	31.43%		31.34%

EBITDA % of total TTM	21.7%		21.9%	24.3%		24.4%	30.5%		30.4%	23.7%		22.8%

JV interests in EBITDA	$69	$—	$69	$98	$—	$98	$105	$—	$105	$60	$—	$60

	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019
	TTM	TTM	TTM
Total hotel revenue	$1,493,057	$(15,923)	$1,477,134
Hotel EBITDA	$476,378	$(4,643)	$471,735
Hotel EBITDA margin	31.91%		31.94%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$332	$—	$332
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2019	2019	2019	2018	2018	2018	% Variance	% Variance
Atlanta, GA Area	9	1,426	$129.79	$—	$129.79	$118.67	$—	$118.67	9.4%	9.4%
Boston, MA Area	3	915	170.20	—	170.20	180.40	—	180.40	(5.7)%	(5.7)%
Dallas / Ft. Worth, TX Area	7	1,518	103.23	—	103.23	103.71	—	103.71	(0.5)%	(0.5)%
Houston, TX Area	3	692	97.00	—	97.00	97.14	—	97.14	(0.1)%	(0.1)%
Los Angeles, CA Metro Area	6	1,619	119.65	—	119.65	121.28	—	121.28	(1.3)%	(1.3)%
Miami, FL Metro Area	3	588	128.56	—	128.56	117.61	—	117.61	9.3%	9.3%
Minneapolis - St. Paul, MN-WI Area	4	809	94.26	—	94.26	106.27	—	106.27	(11.3)%	(11.3)%
Nashville, TN Area	1	673	198.59	—	198.59	193.32	—	193.32	2.7%	2.7%
New York / New Jersey Metro Area	7	2,051	134.35	—	134.35	110.79	253.52	132.36	21.3%	1.5%
Orlando, FL Area	3	734	112.93	—	112.93	106.67	—	106.67	5.9%	5.9%
Philadelphia, PA Area	3	648	100.72	—	100.72	97.27	—	97.27	3.5%	3.5%
San Diego, CA Area	2	410	97.06	—	97.06	110.50	—	110.50	(12.2)%	(12.2)%
San Francisco - Oakland, CA Metro Area	7	1,547	146.35	—	146.35	157.23	146.81	156.03	(6.9)%	(6.2)%
Tampa, FL Area	2	571	106.56	—	106.56	101.67	—	101.67	4.8%	4.8%
Washington D.C. - MD - VA Area	9	2,426	128.25	—	128.25	120.87	—	120.87	6.1%	6.1%
Other Areas	48	8,315	103.61	(77.53)	103.83	101.28	(76.16)	103.05	2.3%	0.8%
Total Portfolio	117	24,942	$118.92	$(77.53)	$119.04	$115.34	$(614.56)	$118.20	3.1%	0.7%
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2019	2019	2019		2018	2018	2018		% Variance	% Variance
Atlanta, GA Area	9	1,426	$6,787	$(41)	$6,746	6.5%	$5,395	$(30)	$5,365	5.1%	25.8%	25.7%
Boston, MA Area	3	915	5,854	—	5,854	5.7%	6,507	34	6,541	6.2%	(10.0)%	(10.5)%
Dallas / Ft. Worth, TX Area	7	1,518	6,041	—	6,041	5.9%	6,213	61	6,274	5.9%	(2.8)%	(3.7)%
Houston, TX Area	3	692	2,362	—	2,362	2.3%	2,352	29	2,381	2.3%	0.4%	(0.8)%
Los Angeles, CA Metro Area	6	1,619	6,408	(1)	6,407	6.2%	7,392	(36)	7,356	7.0%	(13.3)%	(12.9)%
Miami, FL Metro Area	3	588	2,794	—	2,794	2.7%	2,593	(3)	2,590	2.5%	7.8%	7.9%
Minneapolis - St. Paul, MN-WI Area	4	809	1,333	—	1,333	1.3%	2,737	15	2,752	2.6%	(51.3)%	(51.6)%
Nashville, TN Area	1	673	7,692	—	7,692	7.5%	5,989	1.00	5,990	5.7%	28.4%	28.4%
New York / New Jersey Metro Area	7	2,051	9,491	297	9,788	9.5%	7,503	2,747	10,250	9.7%	26.5%	(4.5)%
Orlando, FL Area	3	734	2,600	—	2,600	2.5%	2,301	(5)	2,296	2.2%	13.0%	13.2%
Philadelphia, PA Area	3	648	2,100	—	2,100	2.0%	1,887	(30)	1,857	1.8%	11.3%	13.1%
San Diego, CA Area	2	410	1,040	—	1,040	1.0%	1,498	(7)	1,491	1.4%	(30.6)%	(30.2)%
San Francisco - Oakland, CA Metro Area	7	1,547	7,964	—	7,964	7.7%	8,815	837	9,652	9.1%	(9.7)%	(17.5)%
Tampa, FL Area	2	571	2,172	(7)	2,165	2.1%	1,885	4	1,889	1.8%	15.2%	14.6%
Washington D.C. - MD - VA Area	9	2,426	10,295	(184)	10,111	9.8%	9,837	86	9,923	9.4%	4.7%	1.9%
Other Areas	48	8,315	28,413	(204)	28,209	27.3%	29,645	(740)	28,905	27.3%	(4.2)%	(2.4)%
Total Portfolio	117	24,942	$103,346	$(140)	$103,206	100.0%	$102,549	$2,963	$105,512	100.0%	0.8%	(2.2)%
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2019	2019	2019	2018	2018	2018	% Variance	% Variance
Atlanta, GA Area	9	1,426	$139.43	$—	$139.43	$128.22	$—	$128.22	8.7%	8.7%
Boston, MA Area	3	915	183.31	—	183.31	180.35	—	180.35	1.6%	1.6%
Dallas / Ft. Worth, TX Area	7	1,518	108.16	—	108.16	111.74	—	111.74	(3.2)%	(3.2)%
Houston, TX Area	3	692	103.09	—	103.09	106.04	—	106.04	(2.8)%	(2.8)%
Los Angeles, CA Metro Area	6	1,619	133.16	—	133.16	131.95	—	131.95	0.9%	0.9%
Miami, FL Metro Area	3	588	129.83	—	129.83	132.39	—	132.39	(1.9)%	(1.9)%
Minneapolis - St. Paul, MN-WI Area	4	809	108.62	—	108.62	122.38	—	122.38	(11.2)%	(11.2)%
Nashville, TN Area	1	673	210.17	—	210.17	204.04	—	204.04	3.0%	3.0%
New York / New Jersey Metro Area	7	2,051	133.35	118.67	133.22	117.14	194.59	128.41	13.8%	3.7%
Orlando, FL Area	3	734	113.47	—	113.47	108.12	—	108.12	4.9%	4.9%
Philadelphia, PA Area	3	648	103.45	—	103.45	103.10	—	103.10	0.3%	0.3%
San Diego, CA Area	2	410	119.20	—	119.20	122.90	—	122.90	(3.0)%	(3.0)%
San Francisco - Oakland, CA Metro Area	7	1,547	164.20	109.80	163.24	162.88	158.30	162.35	0.8%	0.5%
Tampa, FL Area	2	571	120.85	—	120.85	112.70	(154.79)	109.86	7.2%	10.0%
Washington D.C. - MD - VA Area	9	2,426	140.12	—	140.12	134.23	235.98	137.53	4.4%	1.9%
Other Areas	48	8,315	112.67	(100.33)	113.28	109.87	(82.39)	111.60	2.5%	1.5%
Total Portfolio	117	24,942	$127.84	$(98.74)	$128.26	$124.19	$(5,052.74)	$126.45	2.9%	1.4%
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2019	2019	2019		2018	2018	2018		% Variance	% Variance
Atlanta, GA Area	9	1,426	$28,838	$(33)	$28,805	6.1%	$24,039	$(14)	$24,025	5.1%	19.9%	19.9%
Boston, MA Area	3	915	25,890	—	25,890	5.5%	25,777	134	25,911	5.5%	0.4%	(0.1)%
Dallas / Ft. Worth, TX Area	7	1,518	25,694	—	25,694	5.4%	26,839	247	27,086	5.8%	(4.3)%	(5.1)%
Houston, TX Area	3	692	10,304	—	10,304	2.2%	11,360	114	11,474	2.4%	(9.3)%	(10.2)%
Los Angeles, CA Metro Area	6	1,619	32,052	(1)	32,051	6.8%	33,109	(143)	32,966	7.0%	(3.2)%	(2.8)%
Miami, FL Metro Area	3	588	11,003	—	11,003	2.3%	11,966	(12)	11,954	2.5%	(8.0)%	(8.0)%
Minneapolis - St. Paul, MN-WI Area	4	809	9,518	—	9,518	2.0%	14,256	63	14,319	3.1%	(33.2)%	(33.5)%
Nashville, TN Area	1	673	31,204	—	31,204	6.6%	24,655	—	24,655	5.3%	26.6%	26.6%
New York / New Jersey Metro Area	7	2,051	37,686	315	38,001	8.1%	30,488	6,408	36,896	7.9%	23.6%	3.0%
Orlando, FL Area	3	734	10,247	—	10,247	2.2%	9,482	(19)	9,463	2.0%	8.1%	8.3%
Philadelphia, PA Area	3	648	8,248	—	8,248	1.7%	8,441	(121)	8,320	1.8%	(2.3)%	(0.9)%
San Diego, CA Area	2	410	6,591	—	6,591	1.4%	7,272	(29)	7,243	1.5%	(9.4)%	(9.0)%
San Francisco - Oakland, CA Metro Area	7	1,547	39,151	218	39,369	8.3%	36,892	4,226	41,118	8.8%	6.1%	(4.3)%
Tampa, FL Area	2	571	10,879	(7)	10,872	2.3%	10,853	(1,156)	9,697	2.1%	0.2%	12.1%
Washington D.C. - MD - VA Area	9	2,426	48,486	(73)	48,413	10.3%	42,924	4,822	47,746	10.2%	13.0%	1.5%
Other Areas	48	8,315	140,587	(5,062)	135,525	28.8%	140,991	(4,485)	136,506	29.0%	(0.3)%	(0.7)%
Total Portfolio	117	24,942	$476,378	$(4,643)	$471,735	100.0%	$459,344	$10,035	$469,379	100.0%	3.7%	0.5%
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
DECEMBER 31, 2019
(in thousands, except share price)
(unaudited)

December 31, 2019
Common stock shares outstanding	102,104
Partnership units outstanding	21,941
Combined common stock shares and partnership units outstanding	124,045
Common stock price	$2.79
Market capitalization	$346,086
Series D cumulative preferred stock	$59,735
Series F cumulative preferred stock	$120,000
Series G cumulative preferred stock	$155,000
Series H cumulative preferred stock	$95,000
Series I cumulative preferred stock	$135,000
Indebtedness	$4,124,003
Joint venture partner's share of consolidated indebtedness	$(1,958)
Net working capital (see below)	$(331,273)
Total enterprise value (TEV)	$4,701,593

Cash and cash equivalents	$262,414
Restricted cash	$135,363
Accounts receivable, net	$39,630
Prepaid expenses	$21,882
Investment in securities	$14,591
Due from third-party hotel managers, net	$14,857
Total current assets	$488,737

Accounts payable, net & accrued expenses	$133,069
Dividends and distributions payable	$20,849
Due to affiliates, net	$3,546
Total current liabilities	$157,464

Net working capital*	$331,273
* Includes the Company’s pro rata share of net working capital in joint ventures.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2019				2020
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Courtyard Crystal City Reagan Airport	272								x
Courtyard Louisville Airport	150	x
Embassy Suites Crystal City	269	x							x
Fairfield Inn and Suites Kennesaw	86		x	x
Hampton Inn Buford Mall of Georgia	92	x
Hampton Inn Suites Columbus Easton	145	x
Hilton Alexandria Old Town	252								x
Hilton Fort Worth	294			x	x	x
Hilton Garden Inn BWI Airport	158	x	x
Hilton Santa Cruz Scotts Valley	178							x	x
Hyatt Regency Coral Gables	254	x
Hyatt Regency Savannah	351							x	x
Hyatt Regency Windwatch	358					x
Marriott Bridgewater	347				x	x	x
Marriott Crystal Gateway	701	x
Marriott DFW Airport	491	x	x	x
Marriott Fremont Silicon Valley	357					x	x	x	x
Marriott Omaha	300							x	x
Marriott RTP	225			x	x
One Ocean Resort	193	x
Renaissance Nashville	673	x	x	x
Ritz-Carlton Atlanta	444							x
Sheraton Ann Arbor	197					x	x
W Atlanta Downtown	237								x
W Minneapolis Hotel - The Foshay	229				x	x
Westin Princeton	296	x
Total		11	4	5	4	6	3	5	8

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2019 or 2020 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2019	2019	2019	2019	December 31, 2019
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$24,896	$42,625	$63,002	$38,235	$168,758
Non-property adjustments	3,678	(2,274)	6,205	(268)	7,341
Interest income	(51)	(103)	(76)	(76)	(306)
Interest expense	4,616	5,004	5,165	4,423	19,208
Amortization of loan costs	452	447	440	424	1,763
Depreciation and amortization	66,925	67,681	67,303	66,987	268,896
Income tax expense (benefit)	174	44	63	43	324
Non-hotel EBITDA ownership expense	2,656	2,372	3,225	2,141	10,394
Hotel EBITDA including amounts attributable to noncontrolling interest	103,346	115,796	145,327	111,909	476,378
Non-comparable adjustments	(140)	(754)	(1,866)	(1,883)	(4,643)
Comparable hotel EBITDA	$103,206	$115,042	$143,461	$110,026	$471,735
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2019
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$23,789	$1,107	$24,896	$52	$(60,567)	$(35,619)
Non-property adjustments	3,678	—	3,678	—	(3,678)	—
Interest income	(43)	(8)	(51)	—	51	—
Interest expense	4,616	—	4,616	—	49,862	54,478
Amortization of loan cost	452	—	452	—	6,562	7,014
Depreciation and amortization	63,361	3,564	66,925	166	(683)	66,408
Income tax expense (benefit)	173	1	174	—	(2,008)	(1,834)
Non-hotel EBITDA ownership expense	2,132	524	2,656	7	(2,663)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	98,158	5,188	103,346	225	(13,124)	90,447
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(69)	—	(69)	—	69	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	99	99
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(26)	(26)
Company's portion of EBITDA of OpenKey	—	—	—	—	(95)	(95)
Hotel EBITDA attributable to the Company and OP unitholders	$98,089	$5,188	$103,277	$225	$(13,077)	$90,425
Non-comparable adjustments	(140)	—	(140)
Comparable hotel EBITDA	$98,018	$5,188	$103,206
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Hilton Fort Worth, Marriott Bridgewater, Marriott RTP, W Minneapolis Hotel - The Foshay

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$7,516	$3,304	$10,820	$25	$(76,893)	$(66,048)
Non-property adjustments	20,729	1	20,730	—	(20,730)	—
Interest income	(63)	(27)	(90)	—	90	—
Interest expense	2,355	—	2,355	—	53,926	56,281
Amortization of loan cost	210	—	210	—	6,615	6,825
Depreciation and amortization	62,897	2,840	65,737	138	47	65,922
Income tax expense (benefit)	109	—	109	—	67	176
Non-hotel EBITDA ownership expense	2,623	55	2,678	13	(2,691)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	96,376	6,173	102,549	176	(39,569)	63,156
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	63	—	63	—	(63)	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	25	25
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	2,486	2,486
Company's portion of EBITDA of OpenKey	—	—	—	—	(153)	(153)
Hotel EBITDA attributable to the Company and OP unitholders	$96,439	$6,173	$102,612	$176	$(37,274)	$65,514
Non-comparable adjustments	2,948	15	2,963
Comparable hotel EBITDA	$99,324	$6,188	$105,512
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Hilton Fort Worth, Marriott Bridgewater, Marriott RTP, W Minneapolis Hotel - The Foshay

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2019
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$157,978	$10,780	$168,758	$358	$(311,795)	$(142,679)
Non-property adjustments	7,341	—	7,341	(70)	(7,271)	—
Interest income	(223)	(83)	(306)	—	306	—
Interest expense	19,208	—	19,208	—	213,249	232,457
Amortization of loan cost	1,763	—	1,763	—	27,781	29,544
Depreciation and amortization	256,532	12,364	268,896	644	(537)	269,003
Income tax expense (benefit)	324	—	324	—	894	1,218
Non-hotel EBITDA ownership expense	9,829	565	10,394	33	(10,427)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	452,752	23,626	476,378	965	(87,800)	389,543
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(332)	—	(332)	—	332	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	2,307	2,307
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	4,336	4,336
Company's portion of EBITDA of OpenKey	—	—	—	—	(403)	(403)
Hotel EBITDA attributable to the Company and OP unitholders	$452,420	$23,626	$476,046	$965	$(81,228)	$395,783
Non-comparable adjustments	(4,643)	—	(4,643)
Comparable hotel EBITDA	$448,109	$23,626	$471,735
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Hilton Fort Worth, Marriott Bridgewater, Marriott RTP, W Minneapolis Hotel - The Foshay

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$148,510	$14,408	$162,918	$843	$(320,070)	$(156,309)
Non-property adjustments	21,988	—	21,988	—	(21,988)	—
Interest income	(167)	(84)	(251)	—	251	—
Interest expense	7,685	—	7,685	—	207,659	215,344
Amortization of loan cost	649	—	649	—	20,793	21,442
Depreciation and amortization	245,707	12,029	257,736	528	194	258,458
Income tax expense (benefit)	132	—	132	—	2,650	2,782
Non-hotel EBITDA ownership expense	8,090	397	8,487	32	(8,519)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	432,594	26,750	459,344	1,403	(119,030)	341,717
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(321)	—	(321)	—	321	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(867)	(867)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	3,445	3,445
Company's portion of EBITDA of OpenKey	—	—	—	—	(572)	(572)
Hotel EBITDA attributable to the Company and OP unitholders	$432,273	$26,750	$459,023	$1,403	$(116,703)	$343,723
Non-comparable adjustments	9,974	61	10,035
Comparable hotel EBITDA	$442,568	$26,811	$469,379
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Hilton Fort Worth, Marriott Bridgewater, Marriott RTP, W Minneapolis Hotel - The Foshay

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2019
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,293	$1,557	$1,313	$861	$2,294	$468	$(1,149)	$4,798	$2,229
Non-property adjustments	193	—	—	—	(92)	—	—	—	—
Interest income	(1)	—	(2)	—	(2)	(1)	(5)	—	(4)
Interest expense	198	953	—	—	—	—	—	—	2,078
Amortization of loan costs	41	58	—	—	—	—	—	—	185
Depreciation and amortization	3,984	3,175	4,625	1,454	4,230	2,270	2,110	2,596	4,626
Income tax expense (benefit)	—	—	—	—	—	—	—	66	62
Non-hotel EBITDA ownership expense	79	111	105	47	(22)	57	377	232	315
Hotel EBITDA including amounts attributable to noncontrolling interest	6,787	5,854	6,041	2,362	6,408	2,794	1,333	7,692	9,491
Non-comparable adjustments	(41)	—	—	—	(1)	—	—	—	297
Comparable hotel EBITDA	$6,746	$5,854	$6,041	$2,362	$6,407	$2,794	$1,333	$7,692	$9,788

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$394	$534	$289	$3,929	$20,069	$1,170	$(16,153)	$24,896
Non-property adjustments	—	—	—	—	(19,418)	—	22,995	3,678
Interest income	(3)	(1)	(1)	(9)	—	(11)	(11)	(51)
Interest expense	—	—	—	297	—	806	284	4,616
Amortization of loan costs	—	—	—	15	—	58	95	452
Depreciation and amortization	2,248	1,558	793	3,442	1,580	8,062	20,172	66,925
Income tax expense (benefit)	—	15	—	—	—	—	31	174
Non-hotel EBITDA ownership expense	(39)	(6)	(41)	290	(59)	210	1,000	2,656
Hotel EBITDA including amounts attributable to noncontrolling interest	2,600	2,100	1,040	7,964	2,172	10,295	28,413	103,346
Non-comparable adjustments	—	—	—	—	(7)	(184)	(204)	(140)
Comparable hotel EBITDA	$2,600	$2,100	$1,040	$7,964	$2,165	$10,111	$28,209	$103,206
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2018
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$1,672	$1,590	$2,359	$1,381	$2,770	$294	$362	$3,382	$3,301
Non-property adjustments	(1)	—	—	(485)	—	—	—	—	—
Interest income	(1)	—	(3)	—	(3)	—	(19)	—	(11)
Interest expense	208	1,068	—	—	—	—	—	—	—
Amortization of loan costs	39	57	—	—	—	—	—	—	—
Depreciation and amortization	3,463	3,329	3,724	1,365	4,567	2,151	2,363	2,446	4,080
Income tax expense (benefit)	—	—	—	—	—	—	—	129	(4)
Non-hotel EBITDA ownership expense	15	463	133	91	58	148	31	32	137
Hotel EBITDA including amounts attributable to noncontrolling interest	5,395	6,507	6,213	2,352	7,392	2,593	2,737	5,989	7,503
Non-comparable adjustments	(30)	34	61	29	(36)	(3)	15	1	2,747
Comparable hotel EBITDA	$5,365	$6,541	$6,274	$2,381	$7,356	$2,590	$2,752	$5,990	$10,250

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(19)	$133	$528	$5,500	$240	$1,080	$(13,753)	$10,820
Non-property adjustments	—	—	—	—	(4)	(77)	21,297	20,730
Interest income	(3)	(1)	(1)	(8)	—	(20)	(20)	(90)
Interest expense	—	—	—	—	—	892	187	2,355
Amortization of loan costs	—	—	—	—	—	56	58	210
Depreciation and amortization	2,243	1,623	834	3,191	1,547	7,801	21,010	65,737
Income tax expense (benefit)	—	8	—	—	—	—	(24)	109
Non-hotel EBITDA ownership expense	80	124	137	132	102	105	890	2,678
Hotel EBITDA including amounts attributable to noncontrolling interest	2,301	1,887	1,498	8,815	1,885	9,837	29,645	102,549
Non-comparable adjustments	(5)	(30)	(7)	837	4	86	(740)	2,963
Comparable hotel EBITDA	$2,296	$1,857	$1,491	$9,652	$1,889	$9,923	$28,905	$105,512
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2019
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$11,157	$8,527	$8,211	$4,149	$14,190	$1,703	$572	$20,162	$8,591
Non-property adjustments	193	—	—	(43)	(92)	—	(47)	—	(326)
Interest income	(4)	—	(9)	—	(12)	(4)	(54)	—	(35)
Interest expense	841	4,191	—	—	—	—	—	—	8,432
Amortization of loan costs	162	230	—	—	—	—	—	—	722
Depreciation and amortization	15,684	12,606	17,105	5,807	17,581	9,095	8,445	10,146	18,581
Income tax expense (benefit)	—	—	—	—	—	—	—	190	62
Non-hotel EBITDA ownership expense	805	336	387	391	385	209	602	706	1,659
Hotel EBITDA including amounts attributable to noncontrolling interest	28,838	25,890	25,694	10,304	32,052	11,003	9,518	31,204	37,686
Non-comparable adjustments	(33)	—	—	—	(1)	—	—	—	315
Comparable hotel EBITDA	$28,805	$25,890	$25,694	$10,304	$32,051	$11,003	$9,518	$31,204	$38,001

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,270	$1,634	$3,391	$23,552	$23,904	$12,121	$25,624	$168,758
Non-property adjustments	—	—	—	(71)	(19,419)	—	27,146	7,341
Interest income	(15)	(4)	(6)	(39)	—	(63)	(61)	(306)
Interest expense	—	—	—	1,005	—	3,511	1,228	19,208
Amortization of loan costs	—	—	—	50	—	227	372	1,763
Depreciation and amortization	8,859	6,440	3,213	13,399	6,335	32,129	83,471	268,896
Income tax expense (benefit)	—	15	—	—	—	—	57	324
Non-hotel EBITDA ownership expense	133	163	(7)	1,255	59	561	2,750	10,394
Hotel EBITDA including amounts attributable to noncontrolling interest	10,247	8,248	6,591	39,151	10,879	48,486	140,587	476,378
Non-comparable adjustments	—	—	—	218	(7)	(73)	(5,062)	(4,643)
Comparable hotel EBITDA	$10,247	$8,248	$6,591	$39,369	$10,872	$48,413	$135,525	$471,735
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2018
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$10,008	$6,369	$12,431	$6,072	$14,506	$3,952	$4,131	$15,477	$13,660
Non-property adjustments	(1)	—	—	(619)	—	(120)	—	—	—
Interest income	(4)	—	(8)	—	(10)	(2)	(57)	—	(32)
Interest expense	791	3,914	—	—	—	—	—	—	—
Amortization of loan costs	154	222	—	—	—	—	—	—	—
Depreciation and amortization	12,694	14,505	14,004	5,467	18,325	7,867	10,002	8,972	16,467
Income tax expense (benefit)	—	—	—	—	—	—	—	129	(4)
Non-hotel EBITDA ownership expense	397	767	412	440	288	269	180	77	397
Hotel EBITDA including amounts attributable to noncontrolling interest	24,039	25,777	26,839	11,360	33,109	11,966	14,256	24,655	30,488
Non-comparable adjustments	(14)	134	247	114	(143)	(12)	63	—	6,408
Comparable hotel EBITDA	$24,025	$25,911	$27,086	$11,474	$32,966	$11,954	$14,319	$24,655	$36,896

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,338	$1,606	$3,146	$23,997	$4,356	$10,431	$31,438	$162,918
Non-property adjustments	(39)	—	—	—	(378)	1,864	21,281	21,988
Interest income	(10)	(3)	(4)	(23)	—	(43)	(55)	(251)
Interest expense	—	—	—	—	—	1,764	1,216	7,685
Amortization of loan costs	—	—	—	—	—	110	163	649
Depreciation and amortization	8,059	6,517	3,525	12,478	6,615	28,399	83,840	257,736
Income tax expense (benefit)	—	8	—	—	—	—	(1)	132
Non-hotel EBITDA ownership expense	134	313	605	440	260	399	3,109	8,487
Hotel EBITDA including amounts attributable to noncontrolling interest	9,482	8,441	7,272	36,892	10,853	42,924	140,991	459,344
Non-comparable adjustments	(19)	(121)	(29)	4,226	(1,156)	4,822	(4,485)	10,035
Comparable hotel EBITDA	$9,463	$8,320	$7,243	$41,118	$9,697	$47,746	$136,506	$469,379
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended December 31, 2019
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$12,858	$12,375	$3,853	$13,636	$9,686	$9,040	$41,210	$38,908	$(25,862)	$17,011	$2,774
Non-property adjustments	—	—	—	—	—	—	2,532	(19,553)	27,095	(223)	—
Interest income	(21)	(15)	(2)	—	—	(30)	—	(18)	—	(114)	(7)
Interest expense	—	—	—	—	—	—	—	—	8	4	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	7,988	8,220	16,184	13,894	13,650	14,298	63,073	28,416	9,077	23,365	6,096
Income tax expense (benefit)	15	62	—	—	11	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	96	199	446	189	1,015	830	2,168	813	317	623	73
Hotel EBITDA including amounts attributable to noncontrolling interest	20,936	20,841	20,481	27,719	24,362	24,138	108,983	48,566	10,635	40,666	8,936
Non-comparable adjustments	(50)	(1)	—	—	(1)	—	(3,686)	(1)	—	(1)	1
Comparable hotel EBITDA	$20,886	$20,840	$20,481	$27,719	$24,361	$24,138	$105,297	$48,565	$10,635	$40,665	$8,937

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$1,637	$965	$1,809	$108	$20,890	$1,331	$1,685	$308	$(204)	$3,877	$1,412
Non-property adjustments	—	—	(6)	—	—	—	—	—	193	—	—
Interest income	(1)	—	(7)	—	—	(36)	—	—	—	—	—
Interest expense	—	—	—	—	—	3,512	—	—	841	4,191	—
Amortization of loan costs	—	—	—	—	—	227	—	—	162	230	—
Depreciation and amortization	5,033	1,790	640	1,217	13,117	2,688	1,547	572	1,556	6,353	11,735
Income tax expense (benefit)	—	—	—	—	189	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	137	90	(27)	49	973	203	(32)	20	113	169	16
Hotel EBITDA including amounts attributable to noncontrolling interest	6,806	2,845	2,409	1,374	35,169	7,925	3,200	900	2,661	14,820	13,163
Non-comparable adjustments	1	(1)	—	(1)	225	(72)	(1)	—	(1)	2	1
Comparable hotel EBITDA	$6,807	$2,844	$2,409	$1,373	$35,394	$7,853	$3,199	$900	$2,660	$14,822	$13,164

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(341)	$1,067	$(990)	$503	$204	$1,919	$(3,549)	$(347)	$(1,637)	$2,622	$168,758
Non-property adjustments	—	(117)	—	—	—	—	(326)	(71)	1,677	(3,860)	7,341
Interest income	—	—	—	—	—	(56)	—	—	—	1	(306)
Interest expense	—	1,218	—	—	—	—	8,431	1,004	—	(1)	19,208
Amortization of loan costs	—	372	—	—	—	—	721	50	—	1	1,763
Depreciation and amortization	2,033	1,340	3,616	521	915	2,663	2,837	969	409	3,084	268,896
Income tax expense (benefit)	—	—	—	32	15	—	—	—	—	—	324
Non-hotel EBITDA ownership expense	253	263	116	5	19	316	424	517	17	(16)	10,394
Hotel EBITDA including amounts attributable to noncontrolling interest	1,945	4,143	2,742	1,061	1,153	4,842	8,538	2,122	466	1,831	476,378
Non-comparable adjustments	(1)	—	—	(1)	(1)	1	71	220	(466)	(880)	(4,643)
Comparable hotel EBITDA	$1,944	$4,143	$2,742	$1,060	$1,152	$4,843	$8,609	$2,342	$—	$951	$471,735
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.